NBTY, INC.
                                90 Orville Drive
                             Bohemia, New York 11716



                                        January 28, 1997


To Our Stockholders:


      It is our pleasure to invite you to attend the Annual Meeting of Stockholders of NBTY, Inc. at 10:00 A.M., local time, on February 24, 1997 at the Marriott Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788.

      During the meeting, in addition to considering and acting on the election of four directors as described in the attached Proxy Statement, we will report on NBTY's past year and our prospects for the future. Stockholders will have an opportunity to ask questions of general interest about the affairs of the Company.

      I sincerely hope that you will join us on February 24, 1997.

                                        Very truly yours,



                                        Scott Rudolph
                                        Chairman of the Board
                                        President and Chief Executive Officer




                             YOUR VOTE IS IMPORTANT
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY



                                   NBTY, INC.
                    90 Orville Drive, Bohemia, New York 11716


                    Notice of Annual Meeting of Stockholders


      The Annual Meeting of Stockholders of NBTY, Inc. will be held at the Marriott Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788 on Monday, February 24, 1997, at 10:00 A.M., local time for the following purposes:

      (1) to elect Class II Directors, Scott Rudolph, Bud Solk, Murray Daly and Nathan Rosenblatt to serve until the 2000 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

      (2) to ratify the designation by the Board of Directors of Coopers & Lybrand L.L.P. as independent certified public accountants to audit the consolidated financial statements of the Company for the 1997 fiscal year.

      (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on January 27, 1997 are entitled to notice of and to vote at the Meeting.

                                        By order of the Board of Directors,



                                        Scott Rudolph
                                        Chairman of the Board,
                                        Chief Executive Officer and President

Bohemia, New York
January 28, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS OR HER PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT TO THE COMPANY'S SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.



                                   NBTY, INC.
                    90 Orville Drive, Bohemia, New York 11716

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS


              SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

      Stockholders are being asked to re-elect four Directors to Class II: Scott Rudolph, Bud Solk, Murray Daly and Nathan Rosenblatt to serve until the 2000 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The Board of Directors is divided into three classes, Class I Directors, Class II Directors and Class III Directors. Each Class serves for a term of three years or until their successors are elected.

      Proposal Number One is to ratify the designation by the Board of Directors of Coopers & Lybrand L.L.P. as independent certified public accountants to audit the consolidated financial statements of the Company for the 1997 fiscal year.

      The Board of Directors of the Company recommends a vote FOR the above proposal and for the election of the Directors.

      (This   Summary  is  qualified  in  its  entirety  by  the  more  detailed information appearing within this Proxy Statement).


                     INFORMATION CONCERNING THE SOLICITATION

      The Proxy Statement and enclosed Proxy are being furnished to all holders of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc. (the "Company"), a Delaware corporation, in connection with a solicitation of proxies in the form enclosed by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on February 24, 1997, and at any adjournments thereof. The persons named as proxies were selected by the Board of Directors of the Company and are executive officers of the Company.

      The Company anticipates first sending this Proxy Statement and the enclosed Proxy to its stockholders on or about January 28, 1997. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 1996 has been mailed simultaneously with this Proxy Statement to stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material.

      The enclosed Proxy provides that each stockholder may specify that his or her shares be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to the ratification of the designation by the Board of Directors of Coopers & Lybrand L.L.P as independent certified public accountants to audit the consolidated financial statements of the Company for the 1997 fiscal year. If properly executed and returned in time for the meeting, the enclosed Proxy will be voted as specified therein. Except with respect to broker non-votes, where a signed Proxy is returned, but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors, and ratification of the Company's independent public accountants. Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote is deemed to be "present" but is not deemed to be a "vote cast". As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have an effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at a meeting.

      All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

      If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent as to be delivered to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Annual Meeting.

      A copy of the Company's Annual Report to Stockholders for the fiscal year 1996 including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

      The Company has fixed the close of business on January 27, 1997 as the record date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the meeting. On September 30, 1996, the Company had issued and outstanding 18,592,119 shares of its Common Stock which are the only outstanding shares of the capital stock of the Company. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by Proxy at the Annual Meeting in order for a quorum to be present.


                            1. ELECTION OF DIRECTORS

      The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of directors constituting the Board of Directors, and each Class thereof, shall from time to time be fixed and determined by a vote of a majority of the Company's whole Board of Directors serving at the time of such vote. The Board of Directors is now comprised of nine members, with Class I consisting of three members, Class II consisting of four members and Class III consisting of two members who shall serve until the end of each respective term, or until their successors are duly elected and qualified. The Board of Directors has nominated Scott Rudolph, Bud Solk, Murray Daly and Nathan Rosenblatt for election as Class II directors at the Annual Meeting. Each of the nominees are currently serving as Class II directors of the Company.

      Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.

      Stockholders of the Company do not have cumulative voting rights with respect to the election of directors. It is the intention of the persons named in the enclosed form of Proxy to vote such Proxy "FOR" the election of the named nominees for Class I directorships unless authorization is withheld on the Proxy. Should any nominee be unable or unwilling to serve as a director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees and Directors:

      The following table provides information as of December 31, 1996, with respect to each of the Company's directors and director nominees.


  Name and year first
   became a Director                          Principal Occupation during
    of the Company         Age                    the past Five Years
  -------------------      ---                ---------------------------


CLASS II - Terms Expiring at the 1997 Annual Meeting of Stockholders

Scott Rudolph              39     The Chairman of the Board of Directors, President,
 1986                             Chief   Executive   Officer  and  is  a  principal
                                  shareholder of the Company.  He joined the Company
                                  in 1986.  Mr.  Rudolph  is a  Trustee  of  Dowling
                                  College, Oakdale, New York.

Murray Daly                69     Formerly  a Vice  President  of J. P. Egan  Office
 1971                             Equipment  Co., is currently a  consultant  to the
                                  office equipment industry.

Bud Solk                   62     Formerly President of Bud Solk Associates, Inc., a
 1994                             full  service  advertising  and  marketing  agency
                                  located in  Chicago,  Illinois,  founded by him in
                                  1958.  Effective  February,  1996, Mr. Solk's firm
                                  merged with  Chase/Ehrenberg  & Rosene,  Inc.,  an
                                  advertising  and marketing  organization  of which
                                  Mr. Solk became President.

Nathan Rosenblatt          40     President and Chief  Executive  Officer of Ashland
 1994                             Maintenance   Corp.,   a  commercial   maintenance
                                  organization  located  in Long  Island  City,  New
                                  York.

CLASS III - Terms Expiring at the 1998 Annual Meeting of Stockholders

Arthur Rudolph             68     Founded  the Company in 1971 and had served as the
 1971                             Company's Chief Executive  Officer and Chairman of
                                  the Board of  Directors  since that date until his
                                  resignation in September,  1993. In January,  1995
                                  Mr.  Rudolph  agreed to act as a consultant to the
                                  Company.  He  remains  a  member  of the  Board of
                                  Directors. He is the father of Scott Rudolph.

Glenn Cohen                37     President of Glenn-Scott Landscaping & Design.
 1988

CLASS I - Terms Expiring at the 1999 Annual Meeting of Stockholders

Aram Garabedian            61     A real  estate  developer  in Rhode  Island  since
 1971                             1988. He had been  associated with the Company for
                                  20 years as Senior Vice President of Sales. He has
                                  served as a Director since 1971.

Bernard G. Owen            68     President  of Cafiero,  Cuchel and Owen  Insurance
 1971                             Agency.

Alfred Sacks               68     President of Al Sacks, Inc., an insurance agency.
 1971

      The Board of Directors recommends a vote FOR the election of the Class II Directors, Scott Rudolph, Bud Solk, Murray Daly and Nathan Rosenblatt. In the event that any nominee named in the Table as a Class II director is unable to serve (which is not anticipated), the persons named in the Proxy may vote it for another nominee of their choice.

Committees of the Board

      The Audit Committee is comprised entirely of outside Directors and recommends to the Board independent auditors to audit the Company's financial statements; reviews the audit with the auditors and management; reviews the Company's dealings with Directors and their affiliates; reviews the Company's legal affairs; and consults with the auditors and management regarding risk management and the adequacy of financial and accounting procedures and controls. In carrying out its responsibilities, the Committee meets with the independent auditors in executive session, without members of management present.

      The Compensation Committee is comprised entirely of outside Directors and is responsible for developing compensation policies consistent with and linked to the Company's strategies. In addition, the Committee evaluates, in consultation with all outside Directors, the performance of the Company's Chief Executive Officer and recommends his compensation and that of all executive management to the Board annually; reviews and approves all other officers' compensation; and recommends to the Board the fees of outside Directors. The Committee's report on executive compensation can be found on page 9.

      The Nominating Committee establishes criteria for Board membership, searches for and screens candidates to fill vacancies on the Board, recommends an appropriate slate of candidates for election each year and, in this regard, evaluates the performance of individual Directors, assesses the overall performance of the Board and considers issues regarding the composition and size of the Board. Shareholders wishing to nominate Director candidates for consideration may do so by writing to the Secretary, NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716 and providing the candidate's name, biographical data and qualifications.

      Strategic Planning Committee which may exercise the broad powers and authority granted to it under the Company's By-Laws.

      The chart below sets forth the composition of the Board's committee as of December 31, 1996, as well as the number of meetings each committee held in 1996.


         Committee             Member               Number of meetings in 1996
         ---------             ------               --------------------------

       Audit              Arthur Rudolph                         2
                          Aram Garabedian                        2

       Compensation       Arthur Rudolph                         2
                          Glenn Cohen                            2
                          Alfred Sacks                           2

       Strategic          Scott Rudolph                          4
                          Arthur Rudolph                         4

       Nominating         Scott Rudolph                          1
                          Arthur Rudolph                         1
                          Nathan Rosenblatt                      1
                          Bernard G. Owen                        1
                          Murray Daly                            1

      During 1996 the Board met four times. All Directors attended all the meetings of the Board of Directors and of the committees of which they were members.

Compensation of Directors

      During fiscal 1996, each outside Director earned an annual retainer of $17,500 for a total of $140,000 for services rendered as Directors. Each Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. Any Director who is an officer of the Company did not receive additional compensation for his services as a Director. Effective January 1997, each outside Director will be paid $20,000 per year.

      The Company does not offer a pension plan to its outside Directors.

Principal Stockholders and Security Ownership of Management

      Except as otherwise set forth below the following table sets forth certain information as of September 30, 1996 concerning shares of the Company's Common Stock held by (a) each director or nominee for director of the Company, (b) each executive officer of the Company named in the Summary Compensation Table (a "Named Executive Officer") set forth below, (c) all directors and executive officers of the Company as a group and (d) each other stockholder owning beneficially at least 5% of the outstanding Common Stock.


                                                    Number of Shares
                                                      Beneficially       Percentage
                      Directors                          Owned           Ownership
                      ---------                     ----------------     ----------

      Scott Rudolph(a)(b)(c)....................        3,673,555           18.8
      Arthur Rudolph(a)(b)(c)...................          671,500            3.6
      Aram Garabedian(a)(b).....................           24,000            *
      Bernard G. Owen(a)(b).....................           31,500            *
      Alfred Sacks(a)(b)........................           15,000            *
      Murray Daly(a)(b).........................           22,000            *
      Glenn Cohen(a)(b).........................           12,000            *
      Bud Solk..................................                0            0
      Nathan Rosenblatt.........................                0            0

            Other Named Executive Officers
            ------------------------------

      Harvey Kamil(a)(b)........................          718,439            3.8
      Barry Drucker(a)(b).......................           43,600            *

                         Other
                         -----

      All Directors and Executive Officers
       as a group (11 persons)(a)(b)(c).........        4,801,994           23.70

      NBTY, Inc. Profit Sharing Plan(a).........        1,062,228            5.7

--------------------
<F1>  (a)   Each  stockholder  shown on the table has sole voting and investment power with respect to the shares beneficially owned.

<F2>  (b)   Each  named  person  or  group is  deemed  to be the  beneficial  owner of securities  which may be acquired  within 60 days  through the exercise or conversion  of  options,  if any,  and such  securities  are  deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group.  Such securities are not deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by any other person or group.  Accordingly,  the  indicated  number of shares includes  shares  issuable  upon exercise of options  (including  employee stock options) and any other  beneficial  ownership of securities  held by such person or group.

<F3>  (c)   Includes  shares held in a Trust created by Arthur Rudolph for the benefit of Scott Rudolph and others.

            An asterisk (*) in the above table means percentage ownership of less than one percent.

                           SUMMARY COMPENSATION TABLE


                                                                      Long-Term
                                                                Compensation Awards(1)         All Other
                                       Annual Compensation     ------------------------      Compensation:
Name and                              ---------------------    Restricted      Stock          Pension Plan
Principal Position            Year    Salary($)    Bonus($)     Stock($)     Options(#)    and 401(k) Plan($)
--------------------------    ----    ---------    --------    ----------    ----------    ------------------

Scott Rudolph                 1996     474,600     275,000                                       5,709
  Chairman of the Board,      1995     458,427     200,000                                       1,422
  President and Chief         1994     440,092           0                                       3,256
  Executive Officer

Harvey Kamil                  1996     263,700     150,000                                       5,709
  Executive Vice President    1995     254,383     100,000                                       1,178
  Chief Financial Officer     1994     239,607           0                                       4,077

Barry Drucker                 1996     263,700     150,000                                       5,709
  Senior Vice President       1995     249,461     150,000                                       1,160
                              1994     249,519     150,000                                       4,016

James Flaherty                1996     154,500      25,000                                       5,709
  Vice President              1995     145,960      25,000                                         834
  Marketing & Advertising     1994     133,269      25,000                                       4,265

James H. Taylor               1996     130,295     100,000                                       5,709
  Vice President              1995     121,191      75,000                                         919
  Production                  1994     116,539      60,000                                       4,300

--------------------
<F1>  (1)   None awarded during fiscal years 1994, 1995 or 1996.

Aggregate Option Exercises in Last Fiscal Year

      An aggregate of 872,000 shares were issued to certain officers and directors as a result of exercise of stock options.

Employment Agreements

      Scott Rudolph, President of the Company, entered into an employment agreement effective February 1, 1994, as amended, to terminate in January, 2004, providing for annual compensation of $450,000 with annual cost of living index increases, bonuses and other fringe benefits accorded other executives of the Company.

      Harvey Kamil, Executive Vice President of the Company, entered into an employment agreement effective February 1, 1994, to terminate in January, 2004, providing for annual compensation of $250,000 with annual cost of living index increases, bonuses and other fringe benefits accorded other executives of the Company.

      Each of the above agreements also provides for the immediate acceleration of the payment of compensation and the registration and sale of all issued stock, stock options and shares underlying options in the event of a change of control, a tender offer for shares of the Company, which offer was not authorized by the Board of Directors, or involuntary (i) termination of employment, (ii) reduction of compensation, (iii) diminution of responsibilities or authority.

Executive Compensation Policies

      Compensation  packages  generally  include  base  salary,  stock  options, executive benefits, and in certain years, a performance bonus. Factors considered have typically included the results of the performance review of each executive officer's performance and an evaluation of the significance of the executive's contribution. The compensation packages have been designated to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

      The Company has attempted to set the base salary of its executive officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of executive officers' total compensation. Since stock options become exercisable over a five to ten year period, their ultimate value is dependant on the long-term appreciation of the Company's stock price. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits package offered to its executives, the Company provides company cars to all of its executive officers.

Profit Sharing Plan (formerly Employee Stock Ownership Plan)

      The Company has a Profit Sharing Plan pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of all employees as defined.

      All employees of the Company, including officers, over the age of 21 and who have been employed by the Company for one year or more are eligible participants in the Plan.

      Contributions are made on a voluntary basis by the Company. There is no minimum contribution required in any one year.

      There will be no contributions required by an employee. All contributions, if any, may be made by the Company at the rate of up to 15% of the Company's annual payroll, at the discretion of the Company. Each eligible employee receives an account or share in the Trust and the cash and/or shares of stock contributed to the Plan each year are credited to his or her account.

      The vesting is as follows: less than five years - no vesting; five or more years - fully vested.

Defined Contribution Savings Plan

      The Company has adopted a defined Contribution Savings Plan qualified under Section 401(k) of the Internal Revenue Code. The employees of the Company who have completed six months of service and have attained the age of twenty and one-half may elect to contribute to this plan in accordance with the Company's guidelines. Each year the Board of Directors will vote to determine the amount, if any, of matching contributions up to a maximum equal to the lesser of one percent of each employee's annual gross compensation or the amount contributed, if any, by each employee.

Compensation Committee's Report on Executive Compensation

      The Company's Compensation Committee has determined generally to retain base salary, stock options, executive benefits and performance bonuses as components in the Company's executive compensation packages. In setting the compensation levels for executive officers, the Committee expects to be guided by the following considerations:

      --    compensation   levels  should  be  competitive   with   compensation
            generally being paid to executives in other nutritional supplement companies;

      -- a significant portion of the executive officer's compensation may be awarded in the form of stock options to closely link shareholder and executive interests and to encourage stock ownership by executive officers;

      -- each individual executive officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officers' business unit, and the performance of the individual executive; and

      --    executive   compensation   should  reflect  the  Company's   unique,
            entrepreneurial and cost-conscious orientation.

Summary

      The Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will lead the Company.

                      Members of the Compensation Committee

                            Arthur Rudolph, Chairman
                                  Alfred Sacks
                                   Glenn Cohen

      The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Performance Graph

      The following graph illustrates, for the period from September, 1991 (Base
Year) through September, 1996, the cumulative total shareholder return of $100 invested in (1) The Company's common stock, (2) Nasdaq Stock Market--US and (3) Nasdaq Health Services.



                               [INSERT GRAPH HERE]




                                                Cumulative Total Return
                                      --------------------------------------------
                                      9/91    9/92    9/93    9/94    9/95    9/96
                                      ----    ----    ----    ----    ----    ----

NBTY, Inc..................   NBTY    100     1140    4668    2762    1496    4340
Nasdaq Stock Market--US....   INAS    100      112     147     148     204     243
Nasdaq Health Services.....   INAH    100      111     129     163     172     225



                                     Nasdaq


                                       1997                 1996                 1995
                Fiscal           ----------------    ------------------    -----------------
                Quarter           High      Low        High       Low       High       Low
                -------          ------    ------    --------    ------    ------    -------

         First*...............   20-1/2    13-1/2     5-3/4      4         10-1/2    4-3/4
         Second...............   --        --         7-13/16    4-5/8      8-3/8    5-1/16
         Third................   --        --        11-3/8      7-7/16     6-7/8    5-7/16
         Fourth...............   --        --        17-7/8      9-3/8      7-1/4    5-1/2

--------------------
<F1>  *     Price through December 31, 1996.


The price of the Company's Common Stock on December 31, 1996 was 19.

The Company's Common Stock is traded over-the-counter and is included in the Nasdaq-National Market System (symbol NBTY).


                                 DIVIDEND POLICY

      Determination as to the payment of cash or stock dividends will depend upon the Company's results of operation, financial condition and capital requirements and such other factors as the Company's Board of Directors may consider.


                               PROPOSAL NUMBER ONE

      The Board of Directors has designated Coopers & Lybrand L.L.P., independent certified public accountants, as auditors of the consolidated financial statements for the 1997 fiscal year. Representatives of Coopers &
Lybrand L.L.P. will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

      The Board of Directors recommends that the Stockholders vote "FOR" the designation of Coopers & Lybrand L.L.P.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Stockholder proposals for the next Annual Meeting of Stockholders of the Company must be received at the principal executive offices of the Company, 90 Orville Drive, Bohemia, New York 11716, not later than December 31, 1997 in order to be included in the Company's Proxy Statement for such meeting. All stockholder proposals should be submitted in writing to the Secretary of the Company.

Additional Available Information

      The Company is subject to information and reporting requirements of the Securities and Exchange Act of 1934, as amended, and in accordance therewith files periodic reports, documents and other information with the Securities and Exchange Commission relating to its business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing this Proxy Statement, the form of proxy, and other materials used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may have been made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for their expenses. The extent to which this will be necessary depends entirely on how prompt proxies are received and, for this reason, Stockholders are urged to send their proxies without delay.


                          TRANSACTION OF OTHER BUSINESS

      As of the date of this Proxy Statement, the only business which Management intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the proxy on such matters in accordance with their judgment.


                                        Scott Rudolph
                                        Chairman of the Board and President

Bohemia, New York
Dated:  January 28, 1997



                               [PROXY CARD]


                                 NBTY, Inc.
                              90 Orville Drive
                           Bohemia, New York 11716

                Annual Meeting of Shareholders to be held on
                     February 24, 1997 @ 10:00 A.M., EST

                              CUSIP  628782104

DIRECTORS RECOMMEND:

      A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSAL 2.

ELECTION OF DIRECTORS:
(1) SCOTT RUDOLPH   (2) BUD SOLK   (3) MURRAY DALY   (4) NATHAN ROSENBLATT
            [ ] FOR ALL NOMINEES            [ ] WITHHOLD ALL NOMINEES

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
              PLACE AN "X" IN THIS BOX [ ] AND STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.

FOR   AGAINST   ABSTAIN
[ ]     [ ]       [ ]      2. RATIFICATION OF INDEPENDENT ACCOUNTANTS.

**NOTE** SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
         ADJOURNMENT THEREOF.

                                       -------------------------------------
                                       SIGNATURE                   DATE

                                       -------------------------------------
                                       SIGNATURE IF HELD JOINTLY   DATE